J.P. MORGAN MUNICIPAL BOND FUNDS

JPMORGAN TRUST I

JPMorgan California Tax Free Bond Fund

JPMorgan National Municipal Income Fund

JPMorgan New York Tax Free Bond Fund

JPMORGAN TRUST II

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

JPMORGAN TRUST IV

JPMorgan Ultra-Short Municipal Fund

(All Share Classes)

(each, a “Fund” and together, the “Funds”)

Supplement dated July 3, 2024

to the current Prospectuses

Effective immediately, the following language will be added as the last paragraph in each Fund’s “More About the Funds — ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES — Additional Investment Strategies” section of the Funds’ Prospectuses:

The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The use of CPI-U swaps is not a principal investment strategy of the Fund.

Effective immediately, within the “More About the Funds — Investment Risks” section of the Funds’ Prospectuses, the following risk is added:

CPI-U Strategy Risk. A Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-MBTF-724